MLPA Investor Presentation May 31, 2017 – June 1, 2017 Exhibit 99.1

Cautionary Note Forward Looking Statements Certain statements and information in this presentation constitute "forward-looking statements." Certain expressions including “believe,” “expect,” “intends,” or other similar expressions are intended to identify the Partnership’s current expectations, opinions, views or beliefs concerning future developments and their potential effect on the Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership’s control) and assumptions that could cause actual results to differ materially from the Partnership’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) adverse economic, capital markets and political conditions; (ii) changes in the market place for the Partnership’s services; (iii) changes in prices and supply and demand of crude oil and petroleum products; (iv) actions and performance of the Partnership’s customers, vendors or competitors; (v) nonrenewal, nonpayment or nonperformance by the Partnership’s customers and the Partnership’s ability to replace such contracts and/or customers; (vi) changes in the cost of or availability of capital; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of the Partnership’s assets; (viii) operating hazards, unforeseen weather events or matters beyond the Partnership’s control; (ix) inability to consummate acquisitions, pending or otherwise, on acceptable terms and successfully integrate acquired businesses into the Partnership’s operations; (x) effects of existing and future laws or governmental regulations; and (xi) litigation. Additional information concerning these and other factors that could cause the Partnership’s actual results to differ from projected results can be found in the Partnership’s public periodic filings with the Securities and Exchange Commission (“SEC”), including the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 14, 2017 and any updates thereto in the Partnership’s subsequent quarterly reports on Form 10-Q and current reports on Forms 8-K. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. The Partnership does not, as a matter of course, disclose projections as to future operations, earnings or other results. However, the Partnership may include herein certain prospective financial information, including estimated EBITDA. To the extent prospective financial information is included herein, such information was not prepared with a view toward disclosure, but, in the view of the Partnership’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of the Partnership’s knowledge and belief, the expected course of action and expected future financial performance of the Partnership’s assets. However, this information is not fact and should not be relied upon as being indicative of future results, and readers of this presentation are cautioned not to place undue reliance on the prospective financial information. Non-GAAP Financial Measures The Partnership defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization expense, as further adjusted for other non-cash charges and other charges that are not reflective of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that management and external users of the Partnership's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess (i) the performance of the Partnership's assets without regard to the impact of financing methods, capital structure or historical cost basis of the Partnership's assets; (ii) the viability of capital expenditure projects and the overall rates of return on alternative investment opportunities; (iii) the Partnership's ability to make distributions; (iv) the Partnership's ability to incur and service debt and fund capital expenditures; and (v) the Partnership's ability to incur additional expenses. The Partnership believes that the presentation of Adjusted EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measure most directly comparable to Adjusted EBITDA is net income. Adjusted EBITDA should not be considered as an alternative to net income. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income. Readers should not consider Adjusted EBITDA in isolation or as a substitute for analysis of the Partnership's results as reported under GAAP. Additionally, because Adjusted EBITDA may be defined differently by other companies in the Partnership's industry, its definitions of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see the reconciliation of net income to Adjusted EBITDA in slide 15 of this presentation.

Arc Logistics Overview Arc Logistics is a fee-based, independent logistics service provider formed to acquire, operate and grow energy logistics assets Exchange NYSE: ARCX Common Units Outstanding 19,515,678 Current Annual Distribution $1.76 Common Unit Price (as of 05.30.17) $14.44 Implied Distribution Yield 12.2% Market Capitalization $282 million 52-Week High / Low $17.40 / $11.43 Partnership Structure Sponsor Common Units Common Units GP Interest 26.9% LP Interest 73.1% LP Interest Corporate Offices: 725 Fifth Avenue, 19th Floor New York, NY 10022 3000 Research Forest Drive, Suite 250 The Woodlands, TX 77381 More information can be found at Arc Logistics’ website. http://www.arcxlp.com/ The Partnership is principally engaged in the terminalling, storage, throughput and transloading of crude oil and petroleum products Arc Logistics utilizes its strategically located assets across the United States to provide its customers with multiple supply and delivery modes and a diverse slate of petroleum products 21 terminals in 12 states providing critical services to over 70 customers The Partnership is focused on developing existing assets and/or acquiring new assets to serve current and future customers Strong track record of growth through expanding existing customer base, completing attractive internal projects and successfully integrating third party acquisitions

2016 Achievements and 2017 Q1 Results Adjusted EBITDA is a non-GAAP measure. Please see the reconciliation on slide 15 of this presentation. 2016 Achievements Achieved record revenue, net income and Adjusted EBITDA (1) of $105.4 million, $21.9 million and $56.7 million respectively for the year ended December 31, 2016 Acquired four refined products terminals located in Pennsylvania in the first quarter with added aggregate shell capacity of approximately 816,000 barrels Awarded the International Liquid Terminals Association Safety Excellence Award in the second quarter, for its 2015 Safety Performance for the second year in a row All subordinated units converted into common units 2017 First Quarter Results Throughput volume of over 159,000 barrels per day, a year-over-year increase of 10% Adjusted EBITDA (1) decreased 2% to $13.3 million for the first quarter of 2017 as compared to $13.5 million for the same period in 2016 Revenues decreased by 1% to $25.9 million for the first quarter of 2017 compared to $26.1 million for the same period in 2016 Revenue generated from investment grade counterparties or counterparties with investment grade parents was in-line with the full year 2016 metric of 61%

Growth-Oriented Partnership Growth from incremental utilization of existing terminal capacity, organic growth projects and third-party acquisitions Organic Growth Opportunities Potential Contracted Growth Acquisitions from Third Parties Acquisition Opportunities Customer focused projects to enhance existing asset platform Upgrading receipt/delivery modes and tankage (where applicable) for maximum asset flexibility Many commercial agreements structured to include the following provisions to drive growth: Evaluating third-party acquisitions to expand the Partnership’s existing platform Evaluating opportunities for new business lines and geographic expansion Partners of our Sponsor include some of the largest energy investors in North America Right of First Offer on the remaining 40% interest in Arc Terminals Joliet Holdings Call option to buy out the Portland terminal lease in the first quarter of 2017 9.7% interest in Gulf LNG Holdings Group LLC (“Gulf LNG”) Successful track record of completing third-party acquisitions In excess of 250 acres to develop new infrastructure CPI escalators Incentive rate structures Increasing take-or-pay volume commitments

Service-Oriented Business Model Built a customer base of major oil companies, marketers and retail outlets and independent refiners by supporting their strategic objectives and by aligning our assets with their commercial opportunities Arc Major Oil Companies Traders and Marketers Independent Refiners The Partnership has the capability to support a wide range of customers who enter into varying contract lengths and volume commitments Major oil companies generally require proprietary infrastructure to support operations and provide long-term ratable volumes Retail outlets buy directly from refineries or marketers and require ratable, sustainable, long term volumes Producers enter into long-term agreements in support of their downstream supply agreements Marketers’ and independent refiners’ activity is driven by underlying third-party agreements and market dynamics, typically under one year evergreen agreements

Diversified Portfolio of Logistics Assets The Partnership owns and operates logistics assets that serve as critical links between supply and demand locations LNG Facility 6 4 Note: For more information on the Partnership’s asset portfolio, see slide 8 of this presentation. Pipeline connections are illustrated on a general level and for presentation purposes only. 6 6 15 13 Barge/Ship access Truck access Pipeline access Rail access 5 2 Supply and Delivery Modes: Transloading Facility Light Products Terminal Heavy Oil / Crude Oil Terminal

Diversified Portfolio of Logistics Assets (Continued) The capacity represents the Partnership’s 50% share of the 884,000 barrels of available total storage capacity of the Baltimore, MD terminal and the 165,000 barrels of available total storage capacity of the Spartanburg, SC terminal. The terminals are co-owned with and operated by CITGO Petroleum Corporation. The physical location of this terminal is in Mobile, AL. The capacity represents the full capacity of the Joliet Terminal. The Partnership owns 60.0% of the Joliet Terminal through Arc Terminals Joliet Holdings LLC, a joint venture company. The physical location of this terminal is in Chesapeake, VA. The physical location of this terminal is in Weld County, CO. The capacity represents the full capacity of the LNG Facility. The Partnership owns a 10.3% interest in Gulf LNG Holdings Group, LLC, which owns the LNG Facility. Rail access through the Saraland transloading facility. The Partnership’s assets have multiple supply/receipt modes that provide flexibility to new and existing customers (6) (6) (6) (6) (1) (2) (4) (3) (7) (1) (4) (5) Terminal Capacity (bbls) Products Pipeline Truck Rail Barge Ship Gathering System Altoona, PA 163,500 Gasoline; Distillates; Ethanol; Biodiesel Buckeye/Laurel ü         Baltimore, MD 442,000 Gasoline; Distillates; Ethanol Colonial ü ü ü ü   Blakeley, AL 708,000 Crude Oil; Asphalt; Fuel Oil; Crude Tall Oil None ü ü ü ü   Brooklyn, NY 63,000 Gasoline; Ethanol Buckeye ü   ü     Chickasaw, AL 609,000 Distillates; Fuel Oil; Crude Tall Oil None ü ü ü ü   Chillicothe, IL 273,000 Gasoline; Distillates; Ethanol; Biodiesel None ü         Cleveland, OH - North 426,000 Gasoline; Distillates; Ethanol; Biodiesel Buckeye/Inland ü ü ü ü   Cleveland, OH - South 191,000 Gasoline; Distillates; Ethanol; Biodiesel  Buckeye/Inland ü ü  ü  ü    Dupont, PA 138,500 Gasoline; Distillates; Ethanol; Biodiesel Buckeye ü         Joliet, IL 300,000 Crude Oil; Dry Bulk Proprietary   ü ü     Madison, WI 150,000 Gasoline; Distillates; Ethanol; Biodiesel West Shore ü         Mechanicsburg, PA 378,500 Gasoline; Distillates; Ethanol; Biodiesel Buckeye/Laurel ü         Mobile, AL 1,093,000 Asphalt; Fuel Oil None ü ü ü ü   Mobile, AL - Methanol 294,000 Methanol  None ü  ü  ü ü   Norfolk, VA 212,600 Gasoline; Distillates; Ethanol Colonial ü   ü     Pawnee, CO 300,000 Crude Oil NECL-PXP ü       ü Portland, OR 1,466,000 Crude Oil; Asphalt; Aviation Gas; Distillates None ü ü ü ü   Selma, NC 171,000 Gasoline; Distillates; Ethanol; Biodiesel Colonial ü         Spartanburg, SC 82,500 Gasoline; Distillates; Ethanol Colonial ü         Toledo, OH 244,000 Gasoline; Distillates; Aviation Gas; Ethanol; Biodiesel Sunoco/Buckeye ü ü ü     Williamsport, PA 137,000 Gasoline; Distillates; Ethanol; Biodiesel Sunoco ü     Total Terminals 7,842,600               Rail / Transloading Facilities Capacity (bpd) Products Chickasaw, AL 9,000 Distillates; Fuel Oil; Crude Tall Oil Joliet, IL 85,000 Crude Oil Portland, OR 18,000 Crude Oil Saraland, AL 14,000 Crude Oil; Chemicals Total Rail / Transloading 126,000         LNG Facility     Pascagoula, MS 320,000 M3 Liquefied natural gas (1) (1) (2) (3) (3) (4) (5) (6) (7) (7) (7)

Proven Track Record of Expansion 2008 Today The Partnership has grown and diversified significantly over the past eight years The Partnership’s assets included eight light products terminals The Partnership’s assets include 21 terminals with capabilities to receive, store and deliver light products, heavy products and crude oil Majority of the Partnership’s customer base consisted of marketers The Partnership’s customer base has significantly diversified over the past eight years to include a more balanced portfolio of major oil companies, marketers and industrial manufacturers Revenue Composition by Customer Type Revenue Composition by Customer Type 0 0

Growth Opportunities The Partnership is currently undertaking and / or pursuing several organic growth opportunities Marine facility upgrades and expansion projects Available land for expansion Tank expansion projects in multiple terminals Rail expansion projects in multiple terminals Expand products/services in multiple terminals

Financial Flexibility The Partnership continues to position itself to achieve its long-term growth objectives Capitalizing on Financial Flexibility Creatively Structured Acquisitions Maintaining Stable Cash Flows $300 million amended and restated credit facility Ability to access capital markets in future offerings Maintaining a balanced capital structure Joint venture transactions to acquire large assets Lease transactions to acquire operational rights in new geographic locations Issuance of common units to sellers Seek to enter into long-term fee-based growth opportunities Stable customer profile with contracted revenues Focus on counterparty concentration and on reducing identifiable credit risks Independent Strategy Maximizing flexibility to fund growth Competitively positioned to acquire certain assets Aligning interests with customers to grow volumes and capabilities The Partnership does not compete with its customers Achieving long-term growth objectives Ÿ Diversified and well positioned asset portfolio Ÿ Stable distributions with possibility for growth

Successful Diversification of Products The Partnership has diversified its product offering to include multiple sources of revenue from new and existing customers Detailed Throughput Activity (mbbls/d) (1) (2) Includes throughput activity at the Joliet terminal since the closing of the Joliet terminal acquisition in May 2015. Includes throughput activity at the Pawnee terminal since the closing of the Pawnee terminal acquisition in July 2015.

Contracted, Stable Cash Flow Profile The Partnership’s contract portfolio generates cash flows through committed activity levels, while providing for upside exposure from excess throughput and ancillary services fees Historical Revenue Composition ($mm) Minimum Storage and Throughput Services Fees Monthly fees charged from our customer irrespective of their use of their contractual capacity As of December 31, 2016, approximately 84% of our revenues were generated by these take-or-pay provisions in our agreements Excess Throughput and Handling Fees Fees charged for the use of storage, throughput and translaoding capacity in excess of customers’ minimum reserved capacity Ancillary Services Fees Heating, blending and mixing services associated with customers’ activity at the terminal Associated with customers actual monthly activity Handling fees charged for various injection and blending activities and receipt and delivery fees Key Contract Terms Term between 1 to 10 years Per barrel throughput fee, storage fee or a combination of both, with additional fees based on specific activities Take-or-pay revenue commitments

Proven and Resilient Business Model The Partnership has a track record of successful organic and acquisition growth in a volatile commodity market Revenues ($mm) Adjusted EBITDA(1) ($mm) Shell Capacity (mmbbls) Throughput (mbbls/d) Adjusted EBITDA is a non-GAAP measure. Please see the reconciliation on slide 15 of this presentation.

Reconciliation to Adjusted EBITDA

(In thousands, except per unit data)	Year Ended December 31,				Three Months Ended,		LTM
	2013	2014	2015	2016	3/31/2017	3/31/2016	3/31/2017
Net Income	$12,831	$1,275	$6,429	$15,042	2,463	$3,229	$14,276
Income taxes	20	58	119	124	31	28	127
Interest expense	8,639	3,706	6,873	9,811	2,654	2,367	10,098
Gain on bargain purchase of business	(11,777)	-	-	-	-	-	-
Depreciation[1]	5,836	7,261	10,486	13,867	3,978	3,202	14,643
Amortization[1]	4,756	5,427	9,175	12,247	3,055	3,081	12,221
Long-lived asset impairment[2]	-	6,114	-	-	-	-	-
One-time non-recurring expenses[3]	3,673	451	5,044	646	-	559	87
Non-cash loss (gain) on revaluation of contingent consideration, net [1][4]	-	-	-	626	191	(113)	930
Non-cash charges[5]	-	5,885	5,950	4,381	905	1,153	4,133
Adjusted EBITDA [6]	**$23,978**	**$30,177**	**$44,076**	**$56,744**	**$13,277**	**$13,506**	**$56,515**
Total LP Units Outstanding		**12,949**	**19,255**	**19,477**	**19,519**	**19,262**	
Declared Distribution per LP unit		**$1.610**	**$1.715**	**$1.760**	**$0.44**	**$0.44**	**$1.760**









(1) The depreciation and amortization have been adjusted to remove the non-controlling interest portion related to the Partnership's co-investor's ownership interest in Arc Joliet.
(2) The long-lived asset impairment relates to the Chillicothe, IL Terminal. The Partnership re-evaluated the Chillicothe Terminal and based upon the inability to enter into a service agreement with a new or existing customer, the Partnership recognized a non-cash impairment loss of approximately $6.1 million at December 31, 2014.
(3) The one-time non-recurring expenses relate to amounts incurred as due diligence expenses from acquisitions and other infrequent or unusual expenses incurred.
(4) The non-cash loss on revaluation of contingent consideration is related to the earn-out obligations incurred as a part of the Joliet terminal acquisition.
(5) The non-cash charges relate to deferred rent expense associated with the Portland, OR terminal lease transaction and non-cash compensation associated with the Partnership's long-term incentive plan.
(6) Adjusted EBITDA is defined as a non-GAAP measure.

Arc LOGISTICS PARTNERS

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Investment Highlights A fee-based, growth-oriented, independent logistics service provider Diversified and well positioned asset portfolio Stable and predictable cash flow profile Customer driven, attractive and visible growth opportunities Experienced management team with a proven track record Financial flexibility to achieve growth opportunities Supportive sponsor group with energy industry expertise Commitment to managing to the highest EH&S standards